UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

AMYLYX PHARMACEUTICALS, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AMYLYX PHARMACEUTICALS, INC.

43 Thorndike St.

Cambridge, MA 02141

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Amylyx Pharmaceuticals, Inc., will be held online on June 8, 2023, at 9:00 a.m. Eastern Time. The Annual Meeting will be a virtual meeting, which will be conducted via live webcast. We are utilizing a virtual-only meeting format in order to leverage technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location. We believe that the virtual-only meeting format will give stockholders the opportunity to participate fully and equally, and without cost, and to exercise the same rights as if they had attended an in-person meeting. You may attend and participate in the meeting by visiting https://meetnow.global/MXTJGFZ, where you will be able to vote electronically and submit questions prior to and during the meeting. The purposes of the Annual Meeting are the following:

1.
to elect two directors to our board of directors, each to serve as a Class II director until the 2026 annual meeting of stockholders and until their successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal;
2.
to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
3.
to transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only Amylyx Pharmaceuticals, Inc. stockholders of record at the close of business on April 11, 2023 will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

We are pleased to take advantage of the rules of the Securities and Exchange Commission (the “SEC”) that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice of Availability”) instead of a paper copy of our proxy materials and our 2022 Annual Report to Stockholders for the fiscal year ended December 31, 2022 (the “2022 Annual Report”). We will mail the Notice of Availability on or about April 27, 2023; it contains instructions on how to access those documents and to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2022 Annual Report. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact of our annual meeting and lowering the costs of printing and distributing our proxy materials.

Your vote is very important. Whether or not you attend the virtual meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting. If you are a stockholder of record, you may vote over the Internet, by telephone, or, if you request to receive a printed set of the proxy materials, you may vote by completing, signing, dating and mailing the accompanying proxy card in the return envelope. Submitting your vote via the Internet or by telephone or proxy card will not affect your right to vote online during the virtual meeting if you decide to attend the Annual Meeting. If your shares are held in street name (held for your account by a broker or other nominee), you will receive instructions from your broker or other nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the Internet if your voting instruction form from your broker or nominee includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means, at your earliest convenience.

By order of the Board of Directors,

/s/ Joshua Cohen
Joshua Cohen Co-Chief Executive Officer and Director

/s/ Justin Klee
Justin Klee Co-Chief Executive Officer and Director

Cambridge, Massachusetts

April 27, 2023

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement contains information about the 2023 Annual Meeting of Amylyx Pharmaceuticals, Inc., which will be held online on June 8, 2023, at 9:00 a.m. Eastern Time. The Annual Meeting will be a virtual meeting, which will be conducted via live webcast. You may attend and participate in the meeting virtually by visiting https://meetnow.global/MXTJGFZ, where you will be able to vote electronically and submit questions prior to and during the meeting. The board of directors of Amylyx Pharmaceuticals, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Amylyx Pharmaceuticals,” “Amylyx,” the “Company,” “we,” “us,” and “our” refer to Amylyx Pharmaceuticals, Inc. The mailing address of our principal executive offices is Amylyx Pharmaceuticals, Inc., 43 Thorndike St., Cambridge, MA 02141.

Please see the “General Information” section of the proxy statement for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform. There is no physical location for the Annual Meeting. You will not be able to attend the Annual Meeting in person.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in this proxy statement and the accompanying proxy card. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

This proxy statement and our 2022 Annual Report to Stockholders are first being made available to stockholders on or about April 27, 2023.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 8, 2023:

This proxy statement, the accompanying proxy card or voting instruction card and our 2022 Annual Report to Stockholders are available to stockholders of record for viewing, printing and downloading at www.envisionreports.com/AMLX, and for beneficial owners at www.edocumentview.com/AMLX.

A copy of our 2022 Annual Report to Stockholders, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Amylyx Pharmaceuticals, Inc., 43 Thorndike St., Cambridge, MA 02141, Attention: Corporate Secretary. This proxy statement and our 2022 Annual Report are also available on the SEC’s website at www.sec.gov.

AMYLYX PHARMACEUTICALS, INC.

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why am I receiving these materials?

Our board of directors is providing these proxy materials to you in connection with a solicitation of proxies for use at the Annual Meeting. You are invited to virtually attend the Annual Meeting and we are asking you to vote on the proposals described in this proxy statement. All stockholders as of the close of business on April 11, 2023 (the “Record Date”), will receive the proxy materials and have the ability to access them online at www.investorvote.com/AMLX.

When and where will the Annual Meeting be held?

The Annual Meeting will be held online via live webcast on Thursday, June 8, 2023, at 9:00 a.m. Eastern Time.

Why are you holding a virtual Annual Meeting?

We are utilizing a virtual-only meeting format in order to leverage technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location. We believe that the virtual-only meeting format will give stockholders the opportunity to participate fully and equally, and without cost, and to exercise the same rights as if they had attended an in-person meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so that they can ask questions of our board of directors or management.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on the Record Date for the Annual Meeting are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date for each matter addressed at the meeting. You are entitled to direct the voting of your shares that are held of record directly in your name and shares held for you as the beneficial owner through a stockbroker, bank, or other nominee.

What is the difference between holding shares as a stockholder and as a beneficial owner?

Stockholder of record

If your shares are registered directly in your name with Computershare Trust Company, N.A. (“Computershare”), our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote online during the Annual Meeting.

Beneficial owner

If your shares were held in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares by following the voting instructions you receive. Your broker, bank, or other nominee has only limited authority to vote your shares without your instructions. For more information, see “How is the vote counted?”

How do I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You will not be able to attend the meeting in person. Participation in the Annual Meeting, with the right to vote and submit questions, is limited to stockholders (both stockholders of record and beneficial holders) as of the close of business on the Record Date. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://meetnow.global/MXTJGFZ. You also will be able to vote your shares online by attending the Annual Meeting by webcast. To participate in the Annual Meeting, you will need to review the information included on your Notice of Availability, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The webcast of the Annual Meeting will begin at 9:00 a.m. Eastern Time on June 8, 2023. We encourage you to log into the Annual Meeting 5-15 minutes prior to the start time to check in. Please follow the registration instructions as outlined in this proxy statement.

What if I have trouble accessing the Annual Meeting?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a reliable WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance, should you need it, you may call 1-888-724-2416.

How do I register for the Annual Meeting virtually on the Internet?

If you are a stockholder of record (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

Online

To register to attend the Annual Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Amylyx holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on June 5, 2023. You will receive a confirmation of your registration by email, after we receive your registration materials.

By email

To register to attend the Annual Meeting by email, forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com.

By mail

To register to attend the Annual Meeting by mail, please send a request to Computershare using the following address:

Computershare

Amylyx Pharmaceuticals, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Do I have the option to call in to the Annual Meeting instead of attending the live webcast?

No. Stockholders will not have the option to call in to the virtual meeting and listen by telephone. To participate in the Annual Meeting, stockholders must stream the Annual Meeting live via webcast.

How do I vote?

Stockholder of record

If you are a stockholder of record, you can vote in one of the following ways:

Internet. Go to www.investorvote.com/AMLX to complete an electronic proxy card. Please follow the instructions on the notice or proxy card that you receive. You will be responsible for any Internet access charges you incur. If you vote online, you do not need to return a proxy card by mail. Votes by internet may be submitted prior to and during the meeting.

By telephone. Dial toll-free 1-800-652-VOTE (8683) and follow the recorded instructions. Please follow the instructions on the notice or proxy card that you receive. You will be responsible for any telephone charges you incur. If you vote by telephone, you do not need to return a proxy card by mail. Votes by telephone may be submitted prior to and during the meeting.

By mail. Complete, date, and sign your proxy card and return it promptly by mail in the envelope provided. The people named in the proxy card will vote your shares in accordance with the instructions you provide. If you return a properly submitted proxy card, but do not give voting instructions on a particular matter, the people named in the proxy card will vote your shares in accordance with the recommendations of our board of directors. Votes by mail must be received by the close of business on Tuesday, June 6, 2023, Eastern Time, to be counted.

During the meeting. If you plan to attend the virtual Annual Meeting, you may vote by following the instructions provided online during the meeting. However, even if you plan to attend the virtual Annual Meeting, we encourage you to submit your vote ahead of time by one of the methods listed above.

Beneficial owner

If your shares are held in street name, follow the voting instructions you receive from your broker, bank, or other nominee.

Can I submit a question for the Annual Meeting?

Stockholders as of the Record Date can submit questions in writing in advance of the meeting through https://meetnow.global/MXTJGFZ. Stockholders who attend the Annual Meeting and log in as a stockholder using the number on their proxy card will also have an opportunity to submit questions in writing during the meeting. We will try to answer as many submitted questions as time permits (whether submitted prior to or during the portion of the meeting when questions may be submitted). If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

Can I change my vote or revoke my proxy?

Stockholder of record

If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is exercised at the Annual Meeting by:

•
entering a new vote by Internet or telephone;
•
signing and returning a new proxy card with a later date;
•
delivering a written revocation to our Corporate Secretary; or
•
accessing the Annual Meeting and voting in person.

Beneficial owner

If you are a beneficial owner, you must contact the broker, bank, or other nominee holding your shares and follow their instructions to change your voting instructions.

How is the vote counted?

Under our Second Amended and Restated Bylaws (our “bylaws”), any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Fourth Amended and Restated Certificate of Incorporation (our “certificate of incorporation”) or our bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “routine” items, but will not be allowed to vote your shares with respect to “non-routine” items.

Proposal No. 1 is a “non-routine” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and on the election of directors, meaning that the two director nominees receiving the most votes will be elected as directors. Votes withheld and broker non-votes will have no effect on the election of directors.

Proposal No. 2 is considered to be a “routine” item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you. For Proposal No. 2, a majority of the votes properly cast for and against is required to ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

What is the quorum requirement for the Annual Meeting?

A majority of the shares of common stock outstanding and entitled to vote, in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As of the Record Date, there were a total of 67,113,944 shares of common stock outstanding, which means that 33,556,973 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date. Withheld votes, abstentions and broker non-votes will be counted for purposes of determining whether we have a quorum.

Who is soliciting my proxy, how is it being solicited and who pays the cost?

Proxies are solicited by and on behalf of our board of directors. Amylyx will bear the entire cost of this proxy solicitation, including the distribution of the proxy materials. Copies of solicitation materials will also be made available to brokers, banks, and other nominees to forward to beneficial owners. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees, or agents.

Why did I receive more than one Notice of the Annual Meeting?

If you receive more than one proxy card or voting instruction form for the Annual Meeting, your shares may be registered in more than one name or in more than one account. Please follow the voting instructions on each notice you received to ensure that all of your shares are voted.

How can I find out the results of the voting at the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K (a “Form 8-K”) that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us at that time, we intend to file a Form 8-K to publish preliminary results and, within four business days after we know the final results, file an amendment to the Form 8-K to publish those results.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Proposals to include in our proxy statement

Stockholders may present proper proposals to be included in our proxy statement and considered at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2024 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than December 29, 2023, unless the date of our 2024 annual meeting of stockholders is held more than 30 days before or after June 8, 2024, in which case the proposal must be received a reasonable time before we begin to print and send proxy materials for the 2024 Annual Meeting. In addition, stockholder proposals must comply with the applicable requirements of Rule 14a-8 under the Exchange Act.

Proposal that will not be included in our proxy statement

Our bylaws contain an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. These matters may only be brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice, containing the information specified in our bylaws, to our Corporate Secretary. To be timely for our 2024 Annual Meeting, our Corporate Secretary must receive the written notice at our principal executive offices no earlier than February 9, 2024, and no later than March 11, 2024. However, if we hold our 2024 Annual Meeting more than 30 days before or more than 60 days after June 8, 2024, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no later than the close of business on the later of (a) the 90th day before our 2024 Annual Meeting and (b) the 10th day following the day on which public announcement of the date of our 2024 Annual Meeting is first made.

Director nominations

You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. For more information, see “Corporate Governance—Director Nomination Process.”

To directly nominate a director for election at an annual meeting of stockholders, you must provide the information required by our bylaws. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice by the same deadline noted herein to submit a notice of nomination at an annual meeting of stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b).

How do I obtain additional copies of these materials or copies of other documents?

Complete copies of this proxy statement and the Annual Report are available to stockholders of record for viewing, printing and downloading at www.envisionreports.com/AMLX, and for beneficial owners at www.edocumentview.com/AMLX. If you have lost your proxy card or after returning it you want to change your voting instructions, you may contact our Corporate Secretary or nominee, respectively. To receive another copy of the voting instruction form you received from your broker or other nominee, you must call that broker or nominee.

How can I get a copy of Amylyx’ Bylaws?

Our bylaws are part of our public filings on the SEC’s website at www.sec.gov, including our most recent annual report on Form 10-K. You may also contact our Corporate Secretary at our principal executive office for a copy of particular bylaw provisions.

How can I contact the Corporate Secretary?

You can reach our Corporate Secretary at the following address and phone number: Amylyx Pharmaceuticals, Inc., Attention: Corporate Secretary, 43 Thorndike St, Cambridge, Massachusetts 02141, (617) 682-0917.

Where can I find more information about Amylyx?

We file reports, proxy statements, and other information with the SEC, which is all publicly available on the SEC’s website, http://www.sec.gov. You may also find any document we file with the SEC (and more) on our website at http://www.amylyx.com under the “Investors” heading. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement.

You should rely on the information contained in this document to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April 27, 2023. You should not assume that the information contained in this document is accurate as of any later date, and the mailing of this document to stockholders at any time after that date does not suggest otherwise. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations.

PROPOSAL NO. 1 – ELECTION OF CLASS II DIRECTORS

Our board of directors currently consists of six members. In accordance with the terms of our certificate of incorporation, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The terms of the Class II directors are scheduled to expire at the upcoming Annual Meeting.

Based on the recommendation of the nominating and governance committee, our board of directors has nominated George Mclean Milne Jr., Ph.D. and Paul Fonteyne, for re-election as Class II directors at the Annual Meeting. The nominees are presently Class II directors, and each has indicated a willingness to continue to serve as a Class II director, if elected.

Nominees for Election as Class II Directors

The following table identifies our nominees for Class II directors, and their ages as of April 27, 2023.

Name	Positions and Offices Held with Amylyx	Director Since	Age
George Mclean Milne Jr., Ph.D.	Chair of the Board of Directors	2015	79
Paul Fonteyne	Director	2021	61

George Mclean Milne Jr., Ph.D. has served on our board of directors since 2015 and as chair of our board since December 2021. Dr. Milne has over 30 years of experience in pharmaceutical research and product development, including over 20 years of experience as a board member and lead director of multiple biopharmaceutical companies. He retired from Pfizer Inc. in 2002 where he served as Executive Vice President of Global Research and Development and President, Worldwide Strategic and Operations Management. He joined Pfizer Inc. in 1970 and held a variety of positions conducting both chemistry and pharmacology research. Dr. Milne became director of the department of immunology and infectious diseases at Pfizer Inc. in 1981, was its executive director from 1984 to 1985, and was Vice President of research and development from 1985 to 1988. He was appointed Senior Vice President in 1988. In 1993, he was appointed President of Pfizer Central Research and a Senior Vice President of Pfizer Inc. with global responsibility for human and veterinary medicine research and development. Dr. Milne has served on the board of directors of Aurinia Pharmaceuticals Inc. since 2017, Gaylord Specialty Healthcare since 2016, New York Botanical Garden since 1998, and Sea Research Foundation since 1995. Dr. Milne has also previously served on multiple corporate boards of directors, including Charles River Laboratories International, Inc. (NYSE: CRL), a laboratory services company from 2002 until 2022, BioStorage Technologies, Inc. from 2006 until 2016, MedImmune, Inc., a biotechnology company, and Mettler-Toledo, Inc., an instrument manufacturing company, among others. Dr. Milne has a B.S. in Chemistry from Yale University and a Ph.D. in Organic Chemistry from the Massachusetts Institute of Technology. We believe that Dr. Milne is qualified to serve on our board of directors because of his experience, qualifications, attributes and skills.

Paul Fonteyne has served as a member of our board of directors since March 2021. Mr. Fonteyne is the retired chair and CEO of Boehringer-Ingelheim, USA (“BI”). He was with BI or BI subsidiaries from 2003 to December 2018 and made substantial contributions to BI. Prior to 2003, Mr. Fonteyne served in leadership positions at Merck and Co. Inc. as well as Abbott Laboratories. He has served on the boards of directors of Apellis Pharmaceuticals, a biotechnology company, since April 2020, DalCor, Inc., a pharmaceutical company, since 2019, Ypsomed AG, a biotechnology company, since 2018, and Gelesis Holdings, Inc., a biotechnology company, since April 2018. Mr. Fonteyne also served as a member of the board of directors of Covetrus Inc., an animal health company, from May 2021 until its merger with Corgi Bidco, Inc. in October 2022, ResTORbio Inc., a biotechnology company, from December 2017 until its reverse merger with Adicet Bio, Inc. in September 2020, as well as member of the board of directors of AMAG Pharmaceuticals, Inc. from November 2019 until its sale to Covis Group S.à.r.l. in November 2020. Mr. Fonteyne has also served on the board of the Pharmaceutical Research and Manufacturers of America, chaired the National Pharmaceutical Council and is actively participating as a founder in biopharma spinouts from Yale University in the field of Alzheimer’s disease and Pulmonary disease. Mr. Fonteyne received his M.B.A. from Carnegie-Mellon University and his M.S. in Chemical Engineering from the Polytechnic School at the University of Brussels. We believe Mr. Fonteyne is qualified to serve on our board of directors because of his experience, qualifications, attributes and skills, including his past experience in the life sciences industry.

Properly submitted proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. Each of the nominees has consented to serve as a director if elected. However, if a nominee is unable or unwilling to serve or for good cause will not serve as a director, properly submitted proxies will be voted for the election of such substitute nominee as our board of directors may designate.

Voting Requirement to Approve Proposal

For Proposal No. 1, the nominees receiving a plurality of votes properly cast will be elected, meaning that the two director nominees receiving the most “for” votes will be elected as directors. Votes withheld and broker non-votes will have no effect on the election of directors.

The board of directors recommends voting “FOR” the election of George Mclean Milne Jr., Ph.D., and Paul Fonteyne, as Class II directors, each to serve for a three-year term ending at the annual meeting of stockholders to be held in 2026.

Directors Continuing in Office

The following table identifies our continuing directors and their ages as of April 27, 2023.

Name	Positions and Offices Held with Amylyx	Director Since	Class and Year in Which Term Will Expire	Age
Justin Klee	Co-Chief Executive Officer and Director	2014	Class I—2025	32
Karen Firestone	Director	2023	Class I—2025	67
Joshua Cohen	Co-Chief Executive Officer and Director	2014	Class III—2024	31
Daphne Quimi	Director	2021	Class III—2024	57

Justin Klee has served as our Co-Chief Executive Officer and a member of our board of directors since January 2014. Mr. Klee has a B.S. in Neuroscience from Brown University. We believe that Mr. Klee is qualified to serve on our board of directors because of his experience, qualifications, attributes and skills, including his familiarity with and experience building our company, as its Co-Chief Executive Officer and Co-Founder, as well as his knowledge and familiarity with corporate management, neurodegenerative disease research and drug development.

Karen Firestone has served as a member of our board of directors since March 2023. Ms. Firestone is Chairman, CEO, and co-founder of Aureus Asset Management, an investment firm that manages over $6 billion of assets for families, individuals, and non-profit entities. Previously, she spent 22 years at Fidelity Investments, most recently as a diversified fund manager of Destiny 1 Fund, the Large Cap Fund, Advisor Large Cap Fund and managing numerous sector funds, including Biotechnology, Health Care, and Media. Ms. Firestone is a Director of the Boys and Girls Clubs of Boston, Director and Chair of the Audit Committee of Hamilton Thorne Ltd. (HTLZF), and serves as a Trustee Emerita at the Beth Israel Deaconess Medical Center. She is a member of the Boston Athletic Association. Ms. Firestone received a Bachelor of Arts degree in economics, magna cum laude, from Harvard College and an MBA from Harvard Business School. We believe Ms. Firestone is qualified to serve on our board of directors because of her experience, qualifications, attributes and skills.

Joshua Cohen has served as our Co-Chief Executive Officer and a member of our board of directors since January 2014. Mr. Cohen has a B.S. in Biomedical Engineering from Brown University. We believe that Mr. Cohen is qualified to serve on our board of directors because of his experience, qualifications, attributes and skills, including his familiarity with and experience building our company, as its Co-Chief Executive Officer and Co-Founder, as well as his knowledge and familiarity with corporate management, neurodegenerative disease research and drug development.

Daphne Quimi has served as a member of our board of directors since June 2021. Ms. Quimi has more than 25 years of executive experience in the pharmaceutical and biotechnology industries with expertise in global finance operations, company building, and rare disease drug commercialization. She currently serves as Chief Financial Officer of Amicus Therapeutics, Inc. (“Amicus”), a biotechnology company. Ms. Quimi has served in this role since January 2019, after holding various roles at Amicus since 2007. Ms. Quimi also serves on the board of directors at Century Therapeutics, Inc. since October 2022. Prior to that, Ms. Quimi served as Director of Consolidations and External Reporting at Bristol-Myers Squibb Company, a global biopharmaceutical company, from 2005 to 2007. Ms. Quimi received a B.S. in Accountancy from Monmouth University and an M.B.A. from the Stern School of Business of New York University. We believe Ms. Quimi is qualified to serve on our board of directors due to her financial expertise and industry experience.

There are no family relationships between or among any of our directors or executive officers. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us.

PROPOSAL NO. 2 – RATIFICATION OF THE SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Deloitte & Touche LLP (“Deloitte”), as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Deloitte has served as our independent registered public accounting firm since 2020.

The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2023. Stockholder approval is not required to appoint Deloitte as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Deloitte to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Deloitte. If the selection of Deloitte is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of the Company and its stockholders.

A representative of Deloitte is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders. We incurred the following fees from Deloitte for the audit of the financial statements and for other services provided during the years ended December 31, 2022 and 2021.

	2022	2021
Audit fees (1)	$958,000	$1,323,000
Audit-related fees (2)	—	—
Tax fees (3)	—	—
All other fees (4)	3,790	—
Total fees	$961,790	$1,323,000

(1)
Audit fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements, and services in connection with our initial public offering (the “IPO”), including registration statements, responding to SEC comment letters, comfort letters and consents.
(2)
Audit-related fees consist of services that are reasonably related to the performance of the audit or review of our financial statements. There were no audit-related fees for fiscal years 2022 and 2021.
(3)
Tax fees consist of fees for tax compliance, advice and tax services. There were no tax fees for fiscal years 2022 and 2021.
(4)
All other fees are fees billed by Deloitte to the company for any services not included in the first three categories. For fiscal year 2022, Deloitte’s accounting research tool subscription is included in the "all other fees" category. There were no other fees for fiscal year 2021.

Audit Committee Pre-Approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and the fee structure, which is also generally subject to a maximum dollar amount.

During our 2022 and 2021 fiscal years, no services were provided to us by Deloitte other than in accordance with the pre-approval policies and procedures described above.

Voting Requirement to Approve Proposal

For Proposal No. 2, a majority of the votes properly cast for and against is required to ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Deloitte as Amylyx’ independent registered public accounting firm for the fiscal year ending December 31, 2023.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board of directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

•
Nominees should demonstrate high standards of personal and professional ethics and integrity
•
Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
•
Nominees should have skills that are complementary to those of the existing board of directors.
•
Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.
•
Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow our nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Amylyx Pharmaceuticals, Inc., 43 Thorndike St, Cambridge, MA 02141, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Applicable Nasdaq Stock Market LLC (“Nasdaq”) rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all members of the board of directors, except Joshua Cohen and Justin Klee, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers. Mr. Cohen and Mr. Klee are not independent directors under these rules because they are executive officers of the Company.

Board Committees

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the audit committee, compensation committee, and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. A current copy of the charter for each of the audit committee, compensation committee, and nominating and corporate governance committee is posted on the corporate governance section of our website, https://investors.amylyx.com/corporate-governance/documents-charters.

Audit Committee

Daphne Quimi, Karen Firestone, and George Mclean Milne Jr., Ph.D. currently serve on the audit committee, which is chaired by Ms. Quimi. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Ms. Quimi as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2022, the audit committee met four times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:

•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•
pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•
establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•
recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our annual reports on Form 10-K;
•
monitoring the integrity of our financial statements;
•
monitoring our compliance with legal and regulatory requirements;
•
preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•
reviewing all related person transactions for potential conflict of interest situations and assessing all such transactions for approval; and
•
reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Paul Fonteyne, Daphne Quimi, and George Mclean Milne Jr., Ph.D. currently serve on the compensation committee, which is chaired by Mr. Fonteyne. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2022, the compensation committee met five times. The compensation committee’s responsibilities include:

•
annually reviewing and approving the corporate goals and objectives relevant to the compensation of our Co-Chief Executive Officers;
•
evaluating the performance of our Co-Chief Executive Officers in light of such corporate goals and objectives and determining and approving the compensation of our Co-Chief Executive Officers;
•
reviewing and approving the compensation of our other executive officers;
•
reviewing and establishing our overall management compensation structure, philosophy and programs;
•
overseeing and administering our compensation and similar plans;
•
evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;
•
retaining and approving the compensation of any compensation advisors;
•
reviewing and recommending to the board of directors our policies and procedures for the grant of equity-based awards;
•
evaluating and recommending to the board of directors the compensation of our directors;
•
preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement; and
•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Compensation Consultant

The Compensation Committee has engaged Pearl Meyer, as its independent compensation consultant. Pearl Meyer provides analysis and recommendations to the Compensation Committee regarding:

•
trends and emerging topics with respect to executive compensation;
•
compensation programs for our executive officers and directors; and
•
stock utilization and related metrics.

When requested, Pearl Meyer consultants attend meetings of the Compensation Committee, including executive sessions in which executive compensation related matters are discussed without the presence of management. Pearl Meyer reports to the Compensation Committee and not to management, although Pearl Meyer meets with management for purposes of gathering information for its analyses and recommendations.

In determining to engage Pearl Meyer, the Compensation Committee considered the independence of Pearl Meyer, taking into consideration relevant factors, including the absence of other services provided to the Company by Pearl Meyer, the amount of fees the Company paid to Pearl Meyer as a percentage of Pearl Meyer’s total revenue, the policies and procedures of Pearl Meyer that are designed to prevent conflicts of interest, any business or personal relationship of the individual compensation advisors employed by Pearl Meyer with any executive officer of the Company, any business or personal relationship the individual compensation advisors employed by Pearl Meyer have with any member of the Compensation Committee, and any stock of the Company owned by Pearl Meyer or the individual compensation advisors employed by Pearl Meyer. The Compensation Committee has determined, based on its analysis and in light of all relevant factors, including the factors listed above, that the work of Pearl Meyer and the individual compensation advisors employed by Pearl Meyer as compensation consultants to the Compensation Committee has not created any conflicts of interest, and that Pearl Meyer is independent pursuant to the independence standards set forth in the Nasdaq listing standards promulgated pursuant to Section 10C of the Exchange Act.

Nominating and Corporate Governance Committee

George Mclean Milne Jr., Ph.D., Paul Fonteyne and Karen Firestone currently serve on the nominating and corporate governance committee, which is chaired by Dr. Milne. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2022, the nominating and corporate governance committee met two times. The nominating and corporate governance committee’s responsibilities include:

•
developing and recommending to the board of directors criteria for board and committee membership;
•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•
identifying individuals qualified to become members of the board of directors;
•
recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
•
reviewing and reassessing the adequacy of the code of conduct and business ethics and corporate governance guidelines and recommending any changes to the board of directors;
•
overseeing the evaluation of our board of directors and management;
•
reviewing the size and composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us; and
•
overseeing the evaluation of our board of directors and management.

The nominating and corporate governance committee considers candidates for board of directors membership suggested by its members and the Co-Chief Executive Officers. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Although the nominating and corporate governance committee does not maintain a diversity policy, the committee considers diversity in its determinations. Diversity includes, without limitation, race, ethnicity, age, and sex.

Board Diversity Matrix

The following information is provided in accordance with applicable Nasdaq listing requirements and includes all director nominees, assuming the election of such nominees at the Annual Meeting.

Board Diversity Matrix (As of April 27, 2023)
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	1	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Board Diversity Matrix (As of July 21, 2022)
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	1	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Board and Committee Meetings Attendance

The full board of directors met nine times during 2022. During 2022, each member of the board of directors attended 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are encouraged to attend the annual meeting of stockholders to the extent practicable, and last year five out of six of our directors attended our annual meeting of stockholders.

Policy on Trading, Pledging and Hedging of Company Stock

Our insider trading policy expressly prohibits short sales and derivative transactions of our stock and purchases or sales of puts, calls, or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities or an opportunity, direct or indirect, to profit from any change in the value of the Company’s securities or engage in any other hedging transaction with respect to the Company’s securities, at any time, by our executive officers, directors, employees and certain designated consultants and contractors.

Code of Business Conduct and Ethics

We are committed to the highest standards of integrity and ethics in the way we conduct our business. We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officers, principal financial officer, principal accounting officer or controller, or persons performing similar functions. If we amend or grant a waiver under the code that applies to our executive officers or directors, we intend to post information about such amendment or waiver on our website at www.amylyx.com. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investors.amylyx.com/corporate-governance/documents-charters.

Board Leadership Structure and Board’s Role in Risk Oversight

George Mclean Milne Jr., Ph.D. is the current chairperson of our board of directors. We believe that separating the positions of Chief Executive Officer and chairperson of the board of directors allows our Co-Chief Executive Officers to focus on our day-to-day business, while allowing a chairperson of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort and energy that the Co-Chief Executive Officers are required to devote to their position in the current business environment, as well as the commitment required to serve as our chairperson, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and corporate governance guidelines do not require that our chairperson and Chief Executive Officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Amylyx

Any interested party with concerns about the Company may report such concerns to the board of directors or the chairperson of our board of directors or the chairperson of our nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Amylyx Pharmaceuticals, Inc.

43 Thorndike St.

Cambridge, MA 02141

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to Amylyx’ legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Amylyx’ legal counsel, with independent advisors, with non-management directors, or with Amylyx’ management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Amylyx regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Amylyx has also established a toll-free telephone number for the reporting of such activity, which is +1 (833) 778-1542.

EXECUTIVE OFFICERS

The following table identifies our executive officers and sets forth their current positions at Amylyx and their ages as of April 27, 2023.

Name	Position Held with Amylyx	Officer Since	Age
Joshua Cohen	Co-Chief Executive Officer and Director	2014	31
Justin Klee	Co-Chief Executive Officer and Director	2014	32
James Frates	Chief Financial Officer	2021	55
Margaret Olinger	Chief Commercial Officer	2019	58
Patrick D. Yeramian, M.D.	Chief Medical Officer	2019	64
Gina M. Mazzariello	Chief Legal Officer and General Counsel	2022	52

You should refer to “Directors Continuing in Office” above for information about our Co-Chief Executive Officers, Mr. Joshua Cohen and Mr. Justin Klee, respectively.

James Frates has served as our Chief Financial Officer since January 2021. Previously, Mr. Frates served as Chief Financial Officer of Alkermes plc, a biopharmaceutical company, and its predecessor organization, from July 1998 to January 2021. Mr. Frates has an A.B. in Government from Harvard College and an M.B.A. from the Harvard Graduate School of Business Administration. Mr. Frates serves as a member of the board of directors of Sage Therapeutics, Inc., a biopharmaceutical company.

Margaret Olinger has served as our Chief Commercial Officer since May 2019. Previously, Ms. Olinger served in various leadership and commercial positions for more than a decade at Alexion Pharmaceuticals, a biopharmaceutical company. Ms. Olinger has a B.S. in Business Administration from Albertus Magnus College and an M.B.A. from New Haven University.

Patrick D. Yeramian, M.D., has served as our Chief Medical Officer since March 2019. Dr. Yeramian has over 25 years of experience in the pharmaceutical industry has extensive leadership experience in both early and late-stage clinical development at several innovative biopharmaceutical companies. Most recently, Dr Yeramian was the Chief Medical Officer for Tapimmune Inc., an immune-oncology company, from February 2015 to January 2017 and for Biovie Inc., a biotechnology company developing innovative drug therapies for liver disease, from October 2016 to March 2019. Earlier, from 2011 to 2015, he was the Medical Director for the Vaccine and Gene Therapy Institute of Florida. Dr. Yeramian received his M.D. from the University of Paris, as well as an M.Sc. in Experimental Oncology and a graduate degree in Molecular Virology. He also earned an M.B.A. from Rutgers University. He completed his medical residency in oncology at the Saint-Louis Hospital in Paris.

Gina M. Mazzariello, has served as our Chief Legal Officer and General Counsel since February 2022. Ms. Mazzariello brings more than 20 years of experience in the healthcare industry. Prior to Amylyx, Ms. Mazzariello was with Boehringer Ingelheim USA, Inc. (“Boehringer USA”), a subsidiary of Boehringer Ingelheim International GmbH (“Boehringer”), a global pharmaceutical company, from August 2015 to February 2022, where she served as Vice President, Human Pharma Business Law. Before Boehringer USA, Ms. Mazzariello served as Global General Counsel, Prescription Medicines at Boehringer from January 2014 to August 2015. She earned a B.S. in Management from Syracuse University and a J.D. from Harvard Law School.

There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he or she was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or in which any such person has a material interest adverse to us.

EXECUTIVE COMPENSATION

This section provides an overview of the compensation awarded to, earned by, or paid to our named executive officers, which consists of our principal executive officers during the fiscal year ended December 31, 2022, and the next two most highly compensated executive officers who were serving as executive officers as of December 31, 2022. Our named executive officers are:

•
Joshua Cohen, our Co-Chief Executive Officer and Director;
•
Justin Klee, our Co-Chief Executive Officer and Director;
•
James Frates, our Chief Financial Officer; and
•
Gina M. Mazzariello, our Chief Legal Officer and General Counsel.

2022 Summary Compensation Table

The following table provides information regarding the total compensation awarded to, earned by, and paid to our named executive officers in the years indicated.

Name and Principal Position	Year	Salary $	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Joshua Cohen Co-Chief Executive Officer and Director	2022	539,275	—	1,425,000	4,752,000	452,991	9,150	7,178,416
	2021	417,833	—	—	698,000	300,000	8,700	1,424,533
Justin Klee Co-Chief Executive Officer and Director	2022	539,275	—	1,425,000	4,752,000	452,991	9,150	7,178,416
	2021	417,833	—	—	698,000	300,000	8,700	1,424,533
James Frates (5) Chief Financial Officer	2022	439,500	—	601,673	2,362,150	246,472	9,150	3,658,945
	2021	375,000	615,000	—	2,052,080	205,120	8,700	3,255,900
Gina M. Mazzariello (6) Chief Legal Officer and General Counsel	2022	342,593	250,000	1,229,180	4,089,540	193,085	9,150	6,113,548

(1)
Amounts shown reflect the grant date fair value of restricted stock units (“RSUs”) awarded during fiscal years 2022 and 2021, determined in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 13 to our consolidated financial statements included in our 2022 Annual Report. The amounts reported in this column reflect the accounting cost for the RSUs and do not correspond to the actual economic value that may be received upon vesting or settlement of the RSUs or sale of any of the underlying shares of common stock.
(2)
The amounts reported represent the aggregate grant date fair value of the stock options awarded to the named executive officers during fiscal years 2022 and 2021, calculated in accordance with FASB ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 13 to our consolidated financial statements included in our 2022 Annual Report. The amounts reported in this column reflect the accounting cost for the stock options and do not correspond to the actual economic value that may be received upon vesting or exercise of the stock options or sale of any of the underlying shares of common stock.
(3)
The amounts reported for 2022 and 2021 represent bonuses earned in 2022 and 2021, and paid in February 2023 and February 2022, respectively, based on the achievement of pre-established performance goals as determined by our board of directors.
(4)
The amounts reported in the “All Other Compensation” column represent safe harbor employer contributions under our 401(k) Plan.
(5)
Mr. Frates joined our company as our Chief Financial Officer in January 2021, and the amounts reported in the “Salary” column represent salary payments earned following his commencement of employment. The amount reported in the “Bonus” column represents bonus payments to Mr. Frates pursuant to his employment agreement, including a $325,000 signing bonus and a $290,000 one-time additional bonus. Pursuant to the terms of his employment agreement, Mr. Frates was obligated to repay the signing bonus in the event that he terminated his employment with us other than for “good reason” or was terminated by us other than for “just cause” prior to January 25, 2023.
(6)
Ms. Mazzariello joined our company as our Chief Legal Officer and General Counsel in February 2022, and the amounts reported in the “Salary” column represent salary payments earned following her commencement of employment. The amount reported in the “Bonus” column represents a $250,000 signing bonus paid to Ms. Mazzariello pursuant to her employment agreement. Pursuant to the terms of her employment agreement, Ms. Mazzariello was obligated to repay the signing bonus in the event that she terminated her employment with us other than for “good reason” or was terminated by us other than for “just cause” prior to February 22, 2023.

Narrative to Summary Compensation Table

Base Salaries

Each named executive officer’s base salary is a fixed component of annual compensation for performing specific duties and functions, and has been established by our board of directors taking into account each individual’s role, responsibilities, skills, and expertise. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our board of directors, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience.

Effective as of our IPO, each of Messrs. Cohen and Klee received and increase in their annual base salary from $417,833 to $540,000, and Mr. Frates received an increase in his annual base salary from $400,000 to $440,000. For fiscal year ended 2022, the annual base salary for Ms. Mazzariello was $400,000, which was pro-rated based on her start date with the company.

Annual Bonuses

For fiscal year 2022, Mr. Cohen and Mr. Klee were eligible to earn an annual cash bonus based on the achievement of corporate performance metrics, and Mr. Frates and Ms. Mazzariello were eligible to earn an annual cash bonus based on the achievement of corporate and individual performance metrics as determined by the board of directors. The 2022 target annual bonus, as a percentage of base salary, for Mr. Cohen, Mr. Klee, Mr. Frates and Ms. Mazzariello was 60%, 60%, 40% and 40%, respectively. Based on its evaluation of performance during fiscal year 2022, the board of directors awarded bonuses to Mr. Cohen, Mr. Klee, Mr. Frates and Ms. Mazzariello as set forth in the Summary Compensation Table above.

Equity Compensation

We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time.

In fiscal year 2022, Mr. Cohen, Mr. Klee, Mr. Frates and Ms. Mazzariello each received options to purchase 337,500, 337,500, 167,500 and 182,000 shares of common stock, respectively. All options granted to the named executive officers in fiscal year 2022 vest over four years subject to a one-year cliff and continued service. In fiscal year 2022, Mr. Cohen, Mr. Klee, Mr. Frates and Ms. Mazzariello each received 75,000, 75,000, 31,667 and 41,000 of RSUs, respectively. All RSUs granted to the named executive officers in fiscal year 2022 vest over four years subject to a one-year cliff and continued service.

In fiscal year 2021, Mr. Cohen, Mr. Klee and Mr. Frates each received options to purchase 200,000, 200,000 and 452,000 shares of common stock, respectively. All options granted to the named executive officers in fiscal year 2021 vest over four years subject to a one-year cliff and continued service.

Employment Arrangements with our Named Executive Officers

We typically enter into employment agreements with each of our named executive officers in connection with their commencement of employment with us, which set forth the terms and conditions of their respective employment. Below is a summary of the material terms of the employment agreements with each of our named executive officers.

Employment Agreement with Joshua Cohen

In connection with our IPO, we entered into a new employment agreement with Mr. Cohen which became effective on January 6, 2022, the closing of our IPO, pursuant to which we continue to employ Mr. Cohen as our Co-Chief Executive Officer on an “at-will” basis. Mr. Cohen’s new employment agreement provides an initial annual base salary of $540,000, subject to periodic review by our board of directors or compensation committee. In addition, the new employment agreement provides that Mr. Cohen is eligible to receive cash incentive compensation as determined by our board of directors or compensation committee with the initial target amount equal to 60% of Mr. Cohen’s annual base salary. Mr. Cohen is also eligible to participate in our employee benefit plans generally in effect from time to time, subject to the terms and conditions of such plans.

In the event of a termination of Mr. Cohen’s employment by the Company without “cause” or by Mr. Cohen for “good reason” (as such terms are defined in his new employment agreement), subject to Mr. Cohen’s execution and non-revocation of a separation agreement and release of claims, Mr. Cohen will be entitled to receive (i) cash severance equal to the sum of twelve (12) months of base salary, plus a pro-rated portion of his target bonus for the year in which his termination occurs, payable in substantially equal installments over twelve (12) months following his date of termination, (ii) acceleration of time-based equity awards that would have become fully vested and exercisable or nonforfeitable had Mr. Cohen remained employed by the Company for the twelve (12) month period immediately following the date of termination, and (iii) subject to Mr. Cohen’s election to receive continued health benefits under COBRA and copayment of premium amounts at the applicable active employees’ rate, monthly payments equal to employer contribution amount that the Company would have made to provide health insurance to Mr. Cohen if he had remained employed by the Company until the earliest of (A) twelve (12) months following termination; (B) the date he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the expiration of Mr. Cohen’s COBRA health continuation period.

In lieu of the payments and benefits described above, in the event that Mr. Cohen’s employment is terminated by us without “cause”, or by him for “good reason,” in each case, within three (3) months prior to or twelve (12) months following a “change in control” (as defined in his new employment agreement), and subject to Mr. Cohen’s execution and non-revocation of a separation agreement and release of claims, Mr. Cohen will be entitled to receive (i) a lump sum in cash equal to 1.5 times the sum of Mr. Cohen’s then current base salary (or the base salary in effect immediately prior to the change in control, if higher) plus Mr. Cohen’s target bonus for the year of termination (or the target bonus in effect immediately prior to the change in control, if higher); (ii) full acceleration of vesting of all time-based equity awards (including any performance-based awards that were converted to time-based awards in connection with the change in control and are then outstanding and eligible to vest based on Mr. Cohen’s continued employment); and (iii) subject to Mr. Cohen’s election to receive continued health benefits under COBRA and copayment of premium amounts at the active employees’ rate, monthly payments equal to employer contribution amount that the Company would have made to provide health insurance to Mr. Cohen if he had remained employed by the Company until the earliest of (A) eighteen (18) months following termination; (B) the date he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the expiration of Mr. Cohen’s COBRA health continuation period.

In addition, upon a “change in control” (as defined in Mr. Cohen’s new employment agreement), except as otherwise set forth in the applicable equity award agreement, any equity awards with performance-based conditions and restrictions, or “performance-based equity awards”, held by Mr. Cohen which are outstanding and unearned will be deemed earned based on the greater of target or actual performance as measured through such change in control, and be subject to time-based vesting based on Mr. Cohen’s continued employment for the remainder of the performance period.

The payments and benefits provided under Mr. Cohen’s new employment agreement in connection with a change in control may not be eligible for a federal income tax deduction for the Company pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). These payments and benefits may also subject Mr. Cohen to an excise tax under Section 4999 of the Internal Revenue Code. If the payments or benefits payable to Mr. Cohen in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to him.

Pursuant to his new employment agreement, Mr. Cohen is subject to standard confidentiality and nondisclosure, assignment of intellectual property work product and post-termination non- solicitation of employees, consultants and customers covenants.

Employment Agreement with Justin Klee

In connection with our IPO, we entered into a new employment agreement with Mr. Klee which became effective on January 6, 2022, the closing of our IPO, pursuant to which we continue to employ Mr. Klee as our Co-Chief Executive Officer on an “at-will” basis. Mr. Klee’s new employment agreement provides an initial annual base salary of $540,000, subject to periodic review by our board of directors or compensation committee. In addition, the new employment agreement provides that Mr. Klee is eligible to receive cash incentive compensation as determined by our board of directors or compensation committee, with the initial target amount equal to 60% of Mr. Klee’s annual base salary. Mr. Klee is also eligible to participate in our employee benefit plans generally in effect from time to time, subject to the terms and conditions of such plans.

In the event of a termination of Mr. Klee’s employment by the Company without “cause” or by Mr. Klee for “good reason” (as such terms are defined in his new employment agreement), subject to Mr. Klee’s execution and non-revocation of a separation agreement and release of claims, Mr. Klee will be entitled to receive (i) cash severance equal to the sum of twelve (12) months of base salary, plus a pro-rated portion of his target bonus for the year in which his termination occurs, payable in substantially equal installments over twelve (12) months following his date of termination, (ii) acceleration of time-based equity awards that would have become fully vested and exercisable or nonforfeitable had Mr. Klee remained employed by the Company for the twelve (12) month period immediately following the date of termination, and (iii) subject to Mr. Klee’s election to receive continued health benefits under COBRA and copayment of premium amounts at the applicable active employees’ rate, monthly payments equal to employer contribution amount that the Company would have made to provide health insurance to Mr. Klee if he had remained employed by the Company until the earliest of (A) twelve (12) months following termination; (B) the date he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the expiration of Mr. Klee’s COBRA health continuation period.

In lieu of the payments and benefits described above, in the event that Mr. Klee’s employment is terminated by us without “cause”, or by him for “good reason,” in each case, within three (3) months prior to or twelve (12) months following a “change in control” (as defined in his new employment agreement), and subject to Mr. Klee’s execution and non-revocation of a separation agreement and release of claims, Mr. Klee will be entitled to receive (i) a lump sum in cash equal to 1.5 times the sum of Mr. Klee’s then current base salary (or the base salary in effect immediately prior to the change in control, if higher) plus Mr. Klee’s target bonus for the year of termination (or the target bonus in effect immediately prior to the change in control, if higher); (ii) full acceleration of vesting of all time-based equity awards (including any performance-based awards that were converted to time-based awards in connection with the change in control and are then outstanding and eligible to vest based on Mr. Klee’s continued employment); and (iii) subject to Mr. Klee’s election to receive continued health benefits under COBRA and copayment of premium amounts at the active employees’ rate, monthly payments equal to employer contribution amount that the Company would have made to provide health insurance to Mr. Klee if he had remained employed by the Company until the earliest of (A) 18 months following termination; (B) the date he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the expiration of Mr. Klee’s COBRA health continuation period.

In addition, upon a “change in control” (as defined in Mr. Klee’s new employment agreement), except as otherwise set forth in the applicable equity award agreement, any performance-based equity awards, held by Mr. Klee which are outstanding and unearned will be deemed earned based on the greater of target or actual performance as measured through such change in control, and subject to time-based vesting based on Mr. Klee’s continued employment for the remainder of the performance period.

The payments and benefits provided under Mr. Klee’s new employment agreement in connection with a change in control may not be eligible for a federal income tax deduction for the Company pursuant to Section 280G of the Internal Revenue Code. These payments and benefits may also subject Mr. Klee to an excise tax under Section 4999 of the Internal Revenue Code. If the payments or benefits payable to Mr. Klee in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to him.

Pursuant to his new employment agreement, Mr. Klee is subject to standard confidentiality and nondisclosure, assignment of intellectual property work product and post-termination non- solicitation of employees, consultants and customers covenants.

Employment Agreement with James Frates

In connection with our IPO, we entered into a new employment agreement with Mr. Frates which became effective on January 6, 2022, the closing of our IPO, pursuant to which we continue to employ Mr. Frates as our Chief Financial Officer on an “at-will” basis. Mr. Frates’ new employment agreement provides an initial annual base salary of $440,000, subject to periodic review by our board of directors or compensation committee. In addition, the new employment agreement provides that Mr. Frates is eligible to receive cash incentive compensation as determined by our board of directors or compensation committee, with the initial target amount equal to 40% of Mr. Frates’ annual base salary. Mr. Frates is also eligible to participate in our employee benefit plans generally in effect from time to time, subject to the terms and conditions of such plans.

In the event of a termination of Mr. Frates’ employment by the Company without “cause” or by him for “good reason” (as such terms are defined in his new employment agreement), subject to Mr. Frates’ execution and non-revocation of a separation agreement and release of claims, Mr. Frates will be entitled to receive (i) cash severance equal to the sum of nine (9) months of base salary payable in substantially equal installments over nine (9) months following his date of termination, and (ii) subject to Mr. Frates’ election to receive continued health benefits under COBRA and copayment of premium amounts at the applicable active employees’ rate, monthly payments equal to employer contribution amount that the Company would have made to provide health insurance to Mr. Frates if he had remained employed by the Company until the earliest of (A) nine (9) months following termination; (B) the date he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the expiration of Mr. Frates’ COBRA health continuation period.

In lieu of the payments and benefits described above, in the event that Mr. Frates’ employment is terminated by us without cause, or by him for good reason, in each case, within three (3) months prior to or twelve (12) months following a “change in control” (as defined in his new employment agreement), and subject to Mr. Frates’ execution and non-revocation of a separation agreement and release of claims, Mr. Frates will be entitled to receive (i) a lump sum in cash equal to 1.0 times the sum of Mr. Frates’ then current base salary (or the base salary in effect immediately prior to the change in control, if higher) plus Mr. Frates’ target bonus for the year of termination (or the target bonus in effect immediately prior to the change in control, if higher); (ii) full acceleration of vesting of all time-based equity awards (including any performance-based awards that were converted to time-based awards in connection with the change in control and are then outstanding and eligible to vest based on Mr. Frates’ continued employment); and (iii) subject to Mr. Frates’ election to receive continued health benefits under COBRA and copayment of premium amounts at the active employees’ rate, monthly payments equal to employer contribution amount that the Company would have made to provide health insurance to Mr. Frates if he had remained employed by the Company until the earliest of (A) twelve (12) months following termination; (B) the date he becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the expiration of Mr. Frates’ COBRA health continuation period.

In addition, upon a “change in control” (as defined in Mr. Frates’ new employment agreement), except as otherwise set forth in the applicable equity award agreement, any performance-based equity awards held by Mr. Frates which are outstanding and unearned will be deemed earned based on the greater of target or actual performance as measured through such change in control, and subject to time-based vesting based on Mr. Frates’ continued employment for the remainder of the performance period.

The payments and benefits provided under Mr. Frates’ new employment agreement in connection with a change in control may not be eligible for a federal income tax deduction for the Company pursuant to Section 280G of the Internal Revenue Code. These payments and benefits may also subject Mr. Frates to an excise tax under Section 4999 of the Internal Revenue Code. If the payments or benefits payable to Mr. Frates in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to him.

Pursuant to his new employment agreement, Mr. Frates is subject to standard confidentiality and nondisclosure, assignment of intellectual property work product and post-termination non- solicitation of employees, consultants and customers covenants.

Employment Agreement with Gina Mazzariello

On February 22, 2022, we entered into an employment agreement with Ms. Mazzariello in connection with her commencement of employment, which sets forth the terms of her employment as our Chief Legal Officer and General Counsel. Ms. Mazzariello’s employment agreement provides for an initial annual base salary of $400,000, subject to periodic review by our board of directors or compensation committee. In addition, the employment agreement provides that Ms. Mazzariello is eligible to receive cash incentive compensation as determined by our board of directors or compensation committee, with the initial target amount equal to 40% of Ms. Mazzariello’s annual base salary. Ms. Mazzariello is also eligible to participate in our employee benefit plans generally in effect from time to time, subject to the terms and conditions of such plans.

Ms. Mazzariello received a $250,000 sign-on bonus, payable half within 30 days of her start date and half after the six month anniversary of her commencement of employment, with the full after-tax amount of such sign-on bonus subject to repayment if Ms. Mazzariello is terminated for “cause” (as defined in Ms. Mazzariello’s employment agreement) or resigns without “good reason” (as defined in Ms. Mazzariello’s employment agreement) within one year of her start date. In addition, Ms. Mazzariello received a stock options to purchase 182,000 shares of our common stock and 41,000 RSUs which each vest over four years subject to her continued service relationship with the Company.

In the event of a termination of Ms. Mazzariello’s employment by the Company without “cause” or by her for “good reason” (as such terms are defined in her employment agreement), subject to Ms. Mazzariello’s execution and non-revocation of a separation agreement and release of claims, Ms. Mazzariello will be entitled to receive (i) cash severance equal to the sum of nine (9) months of base salary, payable in substantially equal installments over nine (9) months following her date of termination, and (ii) subject to Ms. Mazzariello’s election to receive continued health benefits under COBRA and copayment of premium amounts at the applicable active employees’ rate, monthly payments equal to employer contribution amount that the Company would have made to provide health insurance to Ms. Mazzariello if she had remained employed by the Company until the earliest of (A) nine (9) months following termination; (B) the date she becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the expiration of Ms. Mazzariello’s COBRA health continuation period.

In lieu of the payments and benefits described above, in the event that Ms. Mazzariello’s employment is terminated by us without cause, or by her for good reason, in each case, within three (3) months prior to or twelve (12) months following a change in control and subject to Ms. Mazzariello’s execution and non-revocation of a release, Ms. Mazzariello will be entitled to receive (i) a lump sum in cash equal to 1.0 times the sum of Ms. Mazzariello’s then current base salary (or the base salary in effect immediately prior to the change in control, if higher) plus Ms. Mazzariello’s target bonus for the current year (or the target bonus in effect immediately prior to the change in control, if higher); (ii) full acceleration of vesting of all time-based equity awards, and any performance-based awards that are then outstanding and eligible to vest based on Ms. Mazzariello’s continued employment shall accelerate and become fully vested and exercisable; and (iii) subject to Ms. Mazzariello’s election to receive continued health benefits under COBRA and copayment of premium amounts at the active employees’ rate, monthly payments equal to employer contribution amount that the Company would have made to provide health insurance to Ms. Mazzariello if she had remained employed by the Company until the earliest of (A) twelve (12) months following termination; (B) the date she becomes eligible for group medical plan benefits under any other employer’s group medical plan; or (C) the expiration of Ms. Mazzariello’s COBRA health continuation period.

In addition, upon a “change in control” (as defined in Ms. Mazzariello’s employment agreement), except as otherwise set forth in the applicable equity award agreement, any performance-based equity awards held by Ms. Mazzariello which are outstanding and unearned will be deemed earned based on the greater of target or actual performance as measured through such change in control, and subject to time-based vesting based on Ms. Mazzariello’s continued employment for the remainder of the performance period.

The payments and benefits provided under Ms. Mazzariello’s employment agreement in connection with a change in control may not be eligible for a federal income tax deduction for the Company pursuant to Section 280G of the Internal Revenue Code. These payments and benefits may also subject Ms. Mazzariello to an excise tax under Section 4999 of the Internal Revenue Code. If the payments or benefits payable to Ms. Mazzariello in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to her.

Pursuant to her employment agreement, Ms. Mazzariello is subject to standard confidentiality and nondisclosure, assignment of intellectual property work product and post-termination non- solicitation of employees, consultants and customers covenants.

Additional Narrative Disclosure

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Plan participants are able to defer eligible compensation subject to applicable annual Internal Revenue Code limits. We provide a safe-harbor contribution of 3% of employee compensation to employees who satisfy the minimum service requirements. The 401(k) plan is intended to be qualified under Section 401(a) of the Internal Revenue Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

Other Benefits

Our named executive officers are eligible to participate in our employee benefit plans on the same basis as our other employees, including our health and welfare plans.

Outstanding Equity Awards at Fiscal 2022 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2022:

	Option Awards (1)(3)						Stock Awards (2)(3)
Name	Grant Date		Number of Securities Underlying Unexercised Options (#)Exercisable	Number of Securities Underlying Unexercised Options (#)Unexercisable	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Joshua Cohen	2/26/2020	(5)	70,838	29,162	1.57	2/26/2025	—	—
	2/19/2021	(6)	91,684	108,316	7.57	2/19/2026	—	—
	1/6/2022		—	337,500	19.00	1/6/2032	—	—
	1/6/2022		—	—	—	—	75,000	2,771,250
Justin Klee	2/26/2020	(5)	70,838	29,162	1.57	2/26/2025	—	—
	2/19/2021	(6)	91,684	108,316	7.57	2/19/2026	—	—
	1/6/2022		—	337,500	19.00	1/6/2032
	1/6/2022		—	—	—	—	75,000	2,771,250
James Frates	1/25/2021	(7)	211,600	235,400	6.88	1/25/2031	—	—
	1/6/2022		—	142,500	19.00	1/6/2032	—	—
	1/6/2022		—	—	—	—	31,667	1,170,096
	2/11/2022		—	25,000	19.63	2/11/2032	—	—
Gina M. Mazzariello	2/22/2022		—	182,000	28.24	2/22/2032	—	—
	2/22/2022		—	—	—	—	41,000	1,514,950

(1)
Except as otherwise set forth below, each stock option award vests over four years, with respect to 25% of the shares on the first anniversary of the grant date and the remaining 75% of the shares in 36 equal monthly installments thereafter, subject to the named executive officer’s continued service relationship with us on each applicable vesting date.
(2)
Each Stock Award represents RSUs which vest over four years in four equal annual installments following the grant date subject to the named executive officer’s continued service relationship with us on each vesting date.
(3)
Pursuant to their respective employment agreements, in the event that Mr. Klee or Mr. Cohen are terminated without cause or resign for good reason, their time-based stock options and RSUs will accelerate by twelve (12) months, and in the event that Mr. Klee, Mr. Cohen, Mr. Frates or Ms. Mazzariello is terminated without cause or resigns for good reason within 12 months following a change in control, any unvested shares subject to the executive’s time-based stock options and RSUs will fully accelerate.
(4)
Represents the market value of the shares subject to RSUs based on the closing price of our common stock on December 30, 2022, the last trading day of the 2022 fiscal year, of $36.95.
(5)
25,012 shares subject to this stock option vested on February 26, 2021 and the remainder is scheduled to vest thereafter in 36 monthly installments of 2,083 shares.
(6)
50,024 shares subject to this stock option vest on February 19, 2022 and the remainder is scheduled to vest thereafter in 36 monthly installments of 4,166 shares.
(7)
113,024 shares subject to this stock option vest on January 25, 2022 and the remainder is scheduled to vest thereafter in 36 monthly installments of 9,416 shares.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2022 regarding shares of common stock that may be issued under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options (#)		Weighted-average exercise price of outstanding options ($)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders (1)	9,221,247	(2)	$13.19	(3)	3,422,751	(4)(5)
Equity compensation plans not approved by security holders	—		—		—
Total	9,221,247		$13.19		3,422,751

(1)
Consists of (i) our 2015 Stock Option and Restricted Stock Plan (the “2015 Plan”), (ii) our 2022 Stock Option and Incentive Plan (the “2022 Plan”) and (iii) our 2022 Employee Stock Purchase Plan (the “ESPP”).
(2)
Includes 8,480,950 shares of common stock issuable upon the exercise of outstanding options and 740,297 shares of common stock issuable upon the settlement of outstanding RSUs.
(3)
Represents the weighted average exercise price of outstanding stock options, calculated excluding RSUs because RSUs do not have any exercise price.
(4)
As of December 31, 2022, there were 2,817,751 shares available for grant under the 2022 Plan (which amount excludes the 3,325,600 shares which were added to the number of shares available for grant under the 2022 Plan on January 1, 2023 pursuant to the automatic annual increase). As of December 31, 2022, there were 605,000 shares available for issuance under the ESPP (which amount excludes the 665,120 shares which were added to the number of shares available for grant under the ESPP on January 1, 2023 pursuant to the automatic annual increase).
(5)
Our board of directors determined not to grant any additional awards under the 2015 Plan following the date of our IPO, but all outstanding awards under the 2015 Plan will continue to be governed by their existing terms. The shares of common stock underlying any awards granted under the 2015 Plan or 2022 Plan that are forfeited, canceled, reacquired by us prior to vesting, satisfied without the issuance of stock, or otherwise terminated (other than by exercise) and the shares of common stock that are withheld upon exercise of a stock option or settlement of such award to cover the exercise price or tax withholding will be added to the shares of common stock available for issuance under the 2022 Plan. The 2022 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2023, by 5% of the outstanding number of shares of our common stock on the immediately preceding December 31 or such lesser number of shares as determined by our compensation committee. The ESPP provides that the number of shares reserved and available for issuance will automatically increase each January 1, beginning on January 1, 2023, through January 1, 2032, by the least of 1,210,000 shares of our common stock, 1% of the outstanding number of shares of our common stock on the immediately preceding December 31, or such lesser number of shares as determined by our compensation committee.

DIRECTOR COMPENSATION

Non-Employee Director Compensation Table

The following table presents the total compensation for each person who served as a non-employee member of our board of directors during the fiscal year ended December 31, 2022. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2022 for their services as members of the board of directors. Joshua Cohen and Justin Klee, our Co-Chief Executive Officers, received no additional compensation for their service as directors. See the section titled “Executive Compensation” for more information on the compensation paid to or earned by Messrs. Cohen and Klee as employees for the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)(3)	Total ($)
George Mclean Milne Jr., Ph.D.	93,346	293,500	386,846
Daphne Quimi	58,589	293,500	352,089
Paul Fonteyne	60,646	293,500	354,146
Isaac Cheng, M.D. (4)	43,623	—	43,623

(1)
The amounts reported represent the aggregate grant date fair value of the stock options awarded to the non-employee directors during fiscal year 2022, calculated in accordance with FASB ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 13 to our consolidated financial statements included in our 2022 Annual Report. The amounts reported in this column reflect the accounting cost for the stock options and do not correspond to the actual economic value that may be received upon vesting or exercise of the stock options or any sale of any of the underlying shares of common stock.
(2)
As of December 31, 2022, the non-employee members of our board of directors held the following aggregate number of exercisable and unexercisable options:

	Number of Stock Options Held at Fiscal Year-End
Name	Exercisable (#)	Unexercisable (#)
George Mclean Milne Jr., Ph.D.	10,400	19,000
Daphne Quimi	38,830	69,670
Paul Fonteyne	43,897	64,603
Isaac Cheng, M.D. (4)	8,400	—

(3)
No non-employee member of our board of directors held unvested RSUs as of December 31, 2022.
(4)
Isaac Cheng, M.D. resigned from our board of directors in November 2022. There were no amendments to Dr. Cheng’s unvested awards, and all unvested stock options held by Dr. Cheng as of such termination date were forfeited in accordance with their terms.

Non-Employee Director Compensation Policy

In connection with our IPO, our board of directors adopted a non-employee director compensation policy. Our non-employee director compensation policy, (the “non-employee director compensation policy”) is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors.

Under the policy, each director who is not an employee was paid cash compensation as set forth below for the 2022 fiscal year:

Position	Annual Retainer
Members (other than chair)	$40,000
Retainer for chair	$77,500
Audit Committee:
Members (other than chair)	$7,500
Retainer for chair	$15,000
Compensation Committee:
Members (other than chair)	$5,000
Retainer for chair	$10,000
Nominating and Corporate Governance Committee:
Members (other than chair)	$4,000
Retainer for chair	$8,000

In addition, the non-employee director compensation policy provides that, upon initial election to our board of directors, each non-employee director will be granted an equity award of stock options to purchase 38,000 shares (the “Initial Grant”). The Initial Grant will vest in one-third on the first anniversary of the date of grant, and the remaining two-thirds will vest in equal monthly installments over two years, provided, however, that all vesting shall cease if the director resigns from the board of directors or otherwise ceases to service as our director. Furthermore, on the date of each of our annual meeting of stockholders, each non-employee director who continues as a non-employee director following such meeting will be granted an annual equity award of stock options, to purchase 19,000 shares (the “Annual Grant”). The Annual Grant will vest in full upon the earlier of (i) the first anniversary of the date of grant or (ii) the date of the next annual meeting; provided, however, that all vesting shall cease if the director resigns from the board of directors or otherwise ceases to serve as a director, unless the board of directors determines that the circumstances warrant continuation of vesting. In addition, all vested options remain exercisable for twelve (12) months if the director resigns from the board of directors or otherwise ceases to serve as a director. Notwithstanding the foregoing, if an outside director was initially elected to the board of directors within twelve (12) months preceding the annual meeting, then such outside director shall receive an Annual Grant that is pro-rated on a monthly basis for time serving as an outside director.

Upon a “sale event” (as defined in our 2022 Plan), all outstanding Initial Awards and Annual Awards held by outside directors fully accelerate and become fully vested and exercisable.

In January 2023 our board of directors amended the non-employee director compensation policy effective as of January 1, 2023, to (i) increase the annual cash retainers for board and committee membership, (ii) increase the size of Initial Grants from 38,000 shares to the lesser of (x) a stock option with a grant date fair value of $570,000 or (y) a stock option to purchase 50,000 shares, (iii) increase the size of Annual Grants from 19,000 shares to the lesser of (x) a stock option with a grant date fair value of $285,000 or (y) a stock option to purchase 25,000 shares. The Board adopted these changes to better align the total annual compensation of our directors with the median of our peer group. Under our non-employee director compensation policy, as amended, each director who is not an employee will be paid cash compensation after January 1, 2023 as set forth below:

Position	Annual Retainer
Members (other than chair)	$45,000
Retainer for chair	$82,500
Audit Committee:
Members (other than chair)	$10,000
Retainer for chair	$20,000
Compensation Committee:
Members (other than chair)	$7,500
Retainer for chair	$15,000
Nominating and Corporate Governance Committee:
Members (other than chair)	$5,000
Retainer for chair	$10,000

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than 10% of our outstanding common stock to file reports of their stock ownership and changes in their ownership of our common stock with the SEC. We prepare and file these reports on behalf of our directors and executive officers. Based on Company records and other information, we believe that all SEC filing requirements applicable to its directors and executive officers were complied with for 2022 and prior years, except that on February 28, 2022, Gina Mazzariello filed a Form 4 reporting the grant of 41,000 restricted stock units and 182,000 stock options, four days after the due date, due to technical issues with the filing; on March 28, 2022, James Frates filed a Form 4 reporting the grant of 25,000 stock options granted on February 11, 2022, and on April 26, 2023, filed an amended Form 3 and amended Form 4 reporting shares of our preferred stock held by the James M. Frates Grantor Retained Annuity Trust 2021 and the subsequent conversion from preferred stock to common stock in connection with our IPO on January 6, 2022; and on February 14, 2023, George Milne filed a Form 5 reporting the conversion of our preferred stock to common stock in connection with our IPO on January 6, 2022.

Based on public filings, we note that on January 25, 2022, Morningside Venture Investments Ltd filed an initial Form 3, seven days after the due date. Morningside Venture Investments Ltd and MVIL, LLC filed an amended joint initial Form 3 on March 17, 2022 adding MVIL, LLC as another Reporting Person. Additionally, Morningside Venture Investments Ltd filed a Form 4 on January 25, 2022 reporting the conversion of our preferred stock to common stock in connection with our IPO on January 6, 2022, as well as an open market purchase of 263,158 shares of our common stock (the “Morningside Original Form 4”). Morningside Venture Investments Ltd and MVIL, LLC filed an amended joint Form 4 on March 17, 2022 for the same transactions reported on the Morningside Original Form 4 adding MVIL, LLC as another Reporting Person.

Additionally, based on public filings, we note that on May 5, 2022, ALS Invest 1 B.V filed an initial Form 3, one hundred and seven days after the due date. Similarly, ALS Invest 1 B.V filed a Form 4 on May 5, 2022 reporting the conversion of our preferred stock to common stock in connection with our IPO on January 6, 2022.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of more than five percent of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

2021 Convertible Promissory Note Financing

In January 2021, we issued and sold convertible promissory notes to various investors (the “2021 Notes”), in the aggregate principal amount of approximately $27.3 million.

The table below sets forth the principal amount of 2021 Notes purchased by related parties. In connection with the sale of our Series C preferred stock in July 2021, all such outstanding notes converted into Series C-2 preferred stock in accordance with their terms.

Name	Cash Purchase Price	Number of Shares of Series C-2 Preferred Stock
Morningside Venture Investments Limited (1)	$13,972,065	1,621,544
George Mclean Milne Jr., Ph.D. (2)	200,000	23,212
Walter Gilbert (3)	100,000	11,606
Total	$14,272,065	1,656,362

(1)
Morningside Venture Investments Limited holds more than 5% of our voting securities. Isaac Cheng, M.D., who was a member of our board of directors until his resignation in November 2022, is an investment professional at the Morningside Technology Advisory, LLC, a company that is affiliated with Morningside Venture Investments Limited.
(2)
George Mclean Milne Jr., Ph.D., is a member of our board of directors.
(3)
Walter Gilbert was a member of our board of directors until his resignation in April 2021.

Series C Preferred Stock Financing

In July 2021, we issued and sold an aggregate of 13,150,430 shares of Series C-1 preferred stock at a price per share of $10.265809 and 3,170,585 shares of Series C-2 preferred stock at a price per share of $8.725938, for an aggregate purchase price of approximately $162.7 million. Included in this amount was approximately $27.7 million of outstanding principal and interest on the 2021 Notes, all of which converted into Series C-2 preferred stock in this financing in accordance with their terms.

The following table sets forth the aggregate cash purchase price of the Series C-1 preferred stock purchased by our directors, executive officers and more than 5% stockholders and their affiliates and the number of shares of our Series C-1 preferred stock issued in consideration of such amounts.

Name	Cash Purchase Price	Number of Shares of Series C-1 Preferred Stock
Morningside Venture Investments Limited (1)	$9,999,997	974,107
Viking Global Opportunities Illiquid Investments Sub-Master LP (2)	49,999,992	4,870,536
George Mclean Milne Jr., Ph.D. (3)	199,999	19,482
Justin Klee (4)	49,994	4,870
Joshua Cohen (5)	49,994	4,870
Total	$60,299,976	5,873,865

(1)
Morningside Venture Investments Limited, which includes MVIL, LLC, a wholly-owned subsidiary of Morningside Venture Investments Limited, holds more than 5% of our voting securities. Isaac Cheng, M.D., who was a member of our board of directors until his resignation in November 2022, is an investment professional at the Morningside Technology Advisory, LLC, a company that is affiliated with Morningside Venture Investments Limited.
(2)
Viking Global Opportunities Illiquid Investments Sub-Master LP holds more than 5% of our voting securities and has the contractual right to designate a director to our board of directors.
(3)
George Mclean Milne Jr., Ph.D., is a member of our board of directors.
(4)
Justin Klee is our Co-Chief Executive Officer and a member of our board of directors.
(5)
Joshua Cohen is our Co-Chief Executive Officer and a member of our board of directors.

The following table sets forth the aggregate principal and interest under the 2021 Notes converted by Morningside Venture Investments Limited, Stephen D. Chubb, George Mclean Milne Jr., Ph.D. and Walter Gilbert, respectively, as a more than 5% stockholder, director, or executive officer, and the number of shares of our Series C-2 preferred stock issued upon conversion of such securities.

Name	Principal and Interest	Number of Shares of Series C-2 Preferred Stock Received Upon Conversion
Morningside Venture Investments Limited (1)	$14,149,490	1,621,544
George Mclean Milne Jr., Ph.D. (2)	202,548	23,212
Walter Gilbert (3)	101,274	11,606
Total	$14,453,312	1,656,362

(1)
Morningside Venture Investments Limited, which includes MVIL, LLC, a wholly-owned subsidiary of Morningside Venture Investments Limited holds more than 5% of our voting securities. Isaac Cheng, M.D., who was a member of our board of directors until his resignation in November 2022, is an investment professional at the Morningside Technology Advisory, LLC, a company that is affiliated with Morningside Venture Investments Limited.
(2)
George Mclean Milne Jr., Ph.D., is a member of our board of directors.
(3)
Walter Gilbert was a member of our board of directors until his resignation in April 2021.

In connection with our IPO in January 2022, all outstanding shares of Series C preferred stock converted into common stock.

Participation in our Initial Public Offering

In January 2022, in connection with our IPO, we sold an aggregate of 11,369,369 shares of our common stock, including the partial exercise of the underwriters’ over-allotment option to purchase an additional 1,369,369 shares, at a public offering price of $19.00 per share. The aggregate gross proceeds before deducting underwriting discounts and other estimated offering expenses payable by us were approximately $216.0 million. The following table summarizes purchases of our shares of common stock by related persons in connection with our IPO.

Name	Shares of Common Stock	Total Purchase Price
Morningside Venture Investments Limited (1)	263,158	$5,000,002
Affiliates of Viking Global Investors LP (2)	2,300,000	43,700,000
George Mclean Milne Jr., Ph.D. (3)	26,315	499,985
Paul Fonteyne (4)	3,947	74,993
Isaac Cheng (1)	6,578	124,982
Margaret Olinger (5)	6,842	129,998
Total	2,606,840	$49,529,960

(1)
Morningside Venture Investments Limited, which includes MVIL, LLC, a wholly-owned subsidiary of Morningside Venture Investments Limited, holds more than 5% of our voting securities. Isaac Cheng, M.D., who was a member of our board of directors until his resignation in November 2022, is an investment professional at the Morningside Technology Advisory, LLC, a company that is affiliated with Morningside Venture Investments Limited.
(2)
Funds affiliated with Viking Global Investors LP are holders of five percent or more of our capital stock.
(3)
George Mclean Milne Jr., Ph.D., is a member of our board of directors.
(4)
Paul Fonteyne is a member of our board of directors.
(5)
Margaret Olinger is our Chief Commercial Officer.

Investors’ Rights Agreement

Prior to our IPO, we entered into an amended and restated investors’ rights agreement, dated as of July 1, 2021 (the “investors’ rights agreement”) with holders of our preferred stock, including some of our 5% stockholders and entities affiliated with our directors. Such holders consisted of entities affiliated with ALS Invest 1 B.V. Morningside Venture Investments Limited and Viking Global Opportunities Illiquid Investments Sub-Master LP, each a more than 5% stockholder. Each of ALS Invest 1 B.V. and Morningside Venture Investments Limited has appointed representatives to our board of directors. The investor rights agreement provided these holders the right, following the completion of our IPO, to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing. The right of any holder to request registration or inclusion of shares in any registration pursuant to the investors’ rights agreement terminates upon the earliest to occur of (i) the closing of a Deemed Liquidation Event, as such term is defined in the certificate of incorporation, (ii) such time as Rule 144 or another similar exemption under the Securities Act of 1933, as amended (the “Securities Act”) is available for the sale of all of such holder’s shares without limitation during a three-month period without registration and (iii) the fifth anniversary of our IPO.

Employment Agreements

See the “Executive Compensation—Employment Arrangements with our Named Executive Officers” for a further discussion of these arrangements.

Indemnification Agreements

Our certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we enter into indemnification agreements with our officers and directors that may be broader in scope than the specific indemnification provisions contained in the Delaware General Corporation Law. See “Limitation of Liability and Indemnification of Officers and Directors” below for additional information regarding these agreements.

Limitation of Liability and Indemnification of Officers and Directors

As permitted by Delaware law, provisions in our certificate of incorporation and bylaws limit or eliminate the personal liability of directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, a director exercises an informed business judgment based on all material information reasonably available to him or her. Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:

•
any breach of the director’s duty of loyalty to us or our stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
any act related to unlawful stock repurchases, redemptions or other distributions or payments of dividends; or
•
any transaction from which the director derived an improper personal benefit.

These limitations of liability do not limit or eliminate our rights or any stockholder’s rights to seek non-monetary relief, such as injunctive relief or rescission. These provisions will not alter a director’s liability under other laws, such as the federal securities laws or other state or federal laws. Our certificate of incorporation also authorizes us to indemnify our officers, directors and other agents to the fullest extent permitted under Delaware law.

As permitted by Delaware law, our bylaws provide that:

•
we will indemnify our directors, officers, employees and other agents to the fullest extent permitted by law;
•
we must advance expenses to our directors and officers, and may advance expenses to our employees and other agents, in connection with a legal proceeding to the fullest extent permitted by law; and
•
the rights provided in our bylaws are not exclusive.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director or officer, then the liability of our directors or officers will be so eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to us, regardless of whether our bylaws permit such indemnification. We have obtained such insurance.

In addition to the indemnification provided for in our certificate of incorporation and bylaws, we enter into indemnification agreements with our directors and executive officers. These indemnification agreements require us, among other things, to indemnify our directors and executive officers for some expenses, including attorneys’ fees, expenses, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of his service as one of our directors or executive officers or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April 11, 2023 by:

•
each of our directors;
•
each of our named executive officers;
•
all of our directors and executive officers as a group; and
•
each person, or group of affiliated persons, who is known by us to beneficially own greater than 5% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 67,113,944 shares of our common stock outstanding as of April 11, 2023.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of April 11, 2023 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Unless otherwise indicated below, the address for each natural person listed below is c/o Amylyx Pharmaceuticals, Inc., 43 Thorndike St., Cambridge, MA 02141.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percentage
> 5% Stockholders:
Morningside Venture Investments Limited (1)	10,240,390	15.3%
Perceptive Advisors LLC (2)	6,088,333	9.1%
ALS Invest 1 B.V. (3)	5,895,280	8.8%
Viking Global Opportunities Illiquid Investments Sub-Master LP (4)	4,634,606	6.9%
The Vanguard Group (5)	4,358,492	6.5%
BlackRock, Inc. (6)	3,616,926	5.4%
Named Executive Officers and Directors:
Joshua Cohen (7)	3,036,883	4.5%
Justin Klee (8)	3,036,883	4.5%
James Frates (9)	303,942	*
George Mclean Milne Jr., Ph.D. (10)	842,781	1.3%
Paul Fonteyne (11)	76,978	*
Daphne Quimi (12)	66,275	*
Gina Mazzariello (13)	56,875	*
All executive officers and directors as a group (10 persons) (14)	8,067,736	11.8%

* Represents beneficial ownership of less than one percent.

(1)
Based on a Schedule 13D/A filed with the SEC on April 3, 2023 by Morningside Venture Investments Limited (“Morningside”), MVIL, LLC (“MVIL”), Frances Anne Elizabeth Richard, Jill Marie Franklin, Peter Stuart Allenby Edwards, Cheung Ka Ho, Cheng Yee Wing Betty and Wong See Wai. Consists of (i) 8,618,846 shares of common stock held by Morningside, and (ii) 1,621,544 shares of common stock held by MVIL, a wholly-owned subsidiary of Morningside. Ms. Richard, Ms. Franklin, Mr. Edwards, and Mr. Cheung are the directors of Morningside and share voting and dispositive power with respect to the securities held by Morningside, including by MVIL, its wholly owned subsidiary. Ms. Richard, Ms. Franklin, Mr. Edwards and Mr. Cheung each disclaim beneficial ownership of the securities held by Morningside and MVIL. Cheng Yee Wing Betty and Wong See Wai are the managers of MVIL and share voting and dispositive power with respect to the securities held by MVIL. Ms. Cheng and Mr. Wong each disclaim ownership of the securities owned by MVIL. Morningside is ultimately wholly beneficially owned by a trust over which Adriel Wenbwo Chan and Yuk Lan Wong share authority to remove the trustee. The address of Morningside and MVIL is 2nd Floor, Le Prince de Galles, 3-5 Avenue Citronniers, MC 98000, Monaco. Based on a Form 4 filed with the SEC on March 31, 2023 by Morningside Venture Investments Limited.

(2)
Based on Schedule 13G/A filed with the SEC on February 14, 2023 by Perceptive Advisors LLC (“Perceptive Advisors”), Joseph Edelman (“Mr. Edelman”) and Perceptive Life Sciences Master Fund, Ltd. (the “Master Fund”). Consists of 6,088,333 shares of common stock held by the Master Fund. Perceptive Advisors serves as the investment manager to the Master Fund and may be deemed to beneficially own such shares. Mr. Edelman is the managing member of Perceptive Advisors and may be deemed to beneficially own such shares. The address of Perceptive Advisors and the Master Fund is 51 Astor Place, 10th Floor, New York, NY 10003.
(3)
Consists of 5,895,280 shares of common stock held by ALS Invest 1 B.V. (“ALS Invest”). ALS Invest is managed by SUNU Ventures BV. Felix-André von Coerper is the sole corporate director of SUNU Ventures BV and has voting and dispositive power with respect to the shares held by ALS Invest. The address for ALS Invest and SUNU Ventures BV is Eerste Weteringdwarsstraat 54E, 1017 TP Amsterdam, The Netherlands.
(4)
Based on a Schedule 13G/A filed with the SEC on February 14, 2023 by Viking Global Investors LP (“VGI”), Viking Global Opportunities Parent GP LLC (“Opportunities Parent”), Viking Global Opportunities GP LLC (“Opportunities GP”), Viking Global Opportunities Portfolio GP LLC (“Opportunities Portfolio GP”), Viking Global Opportunities Illiquid Investments Sub-Master LP (“VGOP”), DRAGSA 96 LLC (“DRAGSA 96”), O. Andreas Halvorsen, David C. Ott and Rose S. Shabet. VGI provides managerial services to VGOP and DRAGSA 96. VGI has the authority to dispose of and vote the shares of common stock directly owned by VGOP and DRAGSA 96. VGI does not directly own any shares of common stock. Based on Rule 13d-3 of the Exchange Act, VGI may be deemed to beneficially own the shares of common stock directly held by VGOP and DRAGSA 96. VGI beneficially owns 4,634,606 shares of common stock consisting of (i) 3,145,911 shares of common stock directly and beneficially owned by VGOP and (ii) 1,488,695 shares of common stock directly and beneficially owned by DRAGSA 96. Opportunities Parent is the general partner of Opportunities GP, which has the authority to dispose of and vote the shares of common stock controlled by Opportunities Portfolio GP (which consists of the shares of common stock directly held by VGOP) and the shares of common stock directly held by DRAGSA 96. Opportunities Parent does not directly own any shares of common stock. Based on Rule 13d-3 of the Exchange Act, Opportunities Parent may be deemed to beneficially own the shares of common stock directly held by VGOP and DRAGSA 96. Opportunities Parent beneficially owns 4,634,606 shares of common stock consisting of (i) 3,145,911 shares of common stock directly and beneficially owned by VGOP and (ii) 1,488,695 shares of common stock directly and beneficially owned by DRAGSA 96. Opportunities GP serves as the sole member of Opportunities Portfolio GP and has the authority to dispose of and vote the shares of common stock controlled by Opportunities Portfolio GP, which consists of the shares of common stock directly held by VGOP. In addition, Opportunities GP is the general partner of each of Viking Global Opportunities Intermediate LP and Viking Global Opportunities LP. The membership interests of DRAGSA 96 are held by Viking Global Opportunities Intermediate LP and Viking Global Opportunities LP. Accordingly, Opportunities GP has the authority to dispose of and vote the shares of common stock directly held by DRAGSA 96. Opportunities GP does not directly own any shares of common stock. Based on Rule 13d-3 of the Exchange Act, Opportunities GP may be deemed to beneficially own the shares of common stock directly held by VGOP and DRAGSA 96. Opportunities GP beneficially owns 4,634,606 shares of common stock consisting of (i) 3,145,911 shares of common stock directly and beneficially owned by VGOP and (ii) 1,488,695 shares of common stock directly and beneficially owned by DRAGSA 96. Opportunities Portfolio GP serves as the general partner of VGOP and has the authority to dispose of and vote the shares of common stock directly owned by VGOP. Opportunities Portfolio GP does not directly own any shares of common stock. Based on Rule 13d-3 of the Exchange Act, Opportunities Portfolio GP may be deemed to beneficially own the shares of common stock directly held by VGOP. Opportunities Portfolio GP beneficially owns 3,145,911 shares of common stock consisting of 3,145,911 shares of common stock directly and beneficially owned by VGOP. VGOP has the authority to dispose of and vote the shares of common stock directly owned by it, which power may be exercised by its general partner, Opportunities Portfolio GP, and by VGI, an affiliate of Opportunities Portfolio GP, which provides managerial services to VGOP. Viking Global Opportunities LP (a Delaware limited partnership) and Viking Global Opportunities III LP (a Cayman Islands exempted limited partnership), through its investment in Viking Global Opportunities Intermediate LP (a Cayman Islands exempted limited partnership), invest substantially all of their assets in Viking Global Opportunities Master LP (a Cayman Islands exempted limited partnership), which in turn invests through VGOP. DRAGSA 96 has the authority to dispose of and vote the shares of common stock directly owned by it, which power may be exercised by Opportunities GP and its general partner, Opportunities Parent, and by VGI, an affiliate of Opportunities GP, which provides managerial services to DRAGSA 96. The membership interests of DRAGSA 96 are held by Viking Global Opportunities Intermediate LP and Viking Global Opportunities LP. Opportunities GP is the general partner of Viking Global Opportunities LP and Viking Global Opportunities Intermediate LP. Mr. Halvorsen, Mr. Ott and Ms. Shabet, as Executive Committee Members of Viking Global Partners LLC (general partner of VGI) and Opportunities Parent, have shared authority to dispose of and vote the shares of common stock beneficially owned by VGI and Opportunities Parent. None of Mr. Halvorsen, Mr. Ott and Ms. Shabet directly owns any shares of common stock. Based on Rule 13d-3 of the Exchange Act, each may be deemed to beneficially own the shares of common stock directly held by VGOP and DRAGSA 96. Mr. Halvorsen, Mr. Ott and Ms. Shabet each beneficially own 4,634,606 shares of common stock consisting of (i) 3,145,911 shares of common stock directly and beneficially owned by VGOP and (ii) 1,488,695 shares of common stock directly and beneficially owned by DRAGSA 96. The address of VGI, Opportunities Parent, Opportunities GP, Opportunities Portfolio GP, VGOP and DRAGSA 96 is 55 Railroad Avenue, Greenwich, CT 06830.
(5)
Based on Schedule 13G filed with the SEC on February 9, 2023 by the Vanguard Group (“Vanguard”). Consists of an aggregate of 4,358,492 shares of common stock owned by separately managed accounts managed by Vanguard or their affiliates, which shares of common stock may be deemed beneficially owned by Vanguard or their affiliates as investment manager of such separately managed accounts. Vanguard has shared voting power with respect to 35,437 shares, sole dispositive power with respect to 4,307,738 shares and shared dispositive power with respect to 50,754 shares. The address of Vanguard is 100 Vanguard Blvd. Malvern, PA 19355.
(6)
Based on Schedule 13G filed with the SEC on February 13, 2023 by BlackRock, Inc. (“BlackRock”). Consists of an aggregate of 3,616,926 shares of common stock owned by separately managed accounts managed by Blackrock or their affiliates, which shares of common stock may be deemed beneficially owned by Blackrock or their affiliates as investment manager of such separately managed accounts. Blackrock has sole voting power with respect to 3,558,752 shares and sole dispositive power with respect to 3,616,926 shares. The address of Blackrock is 55 East 52nd Street, New York, NY 10055.
(7)
Consists of (i) 2,723,585 shares of common stock and (ii) 313,298 shares of common stock underlying stock options exercisable within 60 days of April 11, 2023.
(8)
Consists of (i) 2,723,585 shares of common stock and (ii) 313,298 shares of common stock underlying stock options exercisable within 60 days of April 11, 2023.
(9)
Consists of (i) 19,482 shares of common stock held by the James M. Frates Grantor Retained Annuity Trust 2021, for which Mr. Frates serves as trustee and (ii) 284,460 shares of common stock underlying stock options exercisable within 60 days of April 11, 2023.
(10)
Consists of (i) 813,381 shares of common stock and (ii) 29,400 shares of common stock underlying stock options exercisable within 60 days of April 11, 2023.
(11)
Consists of (i) 3,947 shares of common stock and (ii) 73,031 shares of common stock underlying stock options exercisable within 60 days of April 11, 2023.
(12)
Consists of 66,275 shares of common stock underlying stock options exercisable within 60 days of April 11, 2023.
(13)
Consists of 56,875 shares of common stock underlying stock options exercisable within 60 days of April 11, 2023.
(14)
Includes options to purchase 1,417,331 shares of common stock exercisable within 60 days of April 11, 2023 held by executive officers and directors.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of the Company’s independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and (4) the performance of the Company’s internal audit function.

Management is responsible for the preparation of the Company’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”), and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements of the Company for the fiscal year ended December 31, 2022. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements of the Company be included in the Company’s 2022 Annual Report that was filed with the SEC.

The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF AMYLYX PHARMACEUTICALS, INC.

Daphne Quimi, Chairperson
Paul Fonteyne (member through March 16, 2023) George Mclean Milne Jr., Ph.D.

April 27, 2023

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Amylyx Pharmaceuticals, Inc., 43 Thorndike St, Cambridge, MA 02141, Attention: Corporate Secretary, telephone: +1 (617) 682-0917. If you want to receive separate copies of the proxy statement or the annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our proxy statement for the 2024 Annual Meeting must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 29, 2023. However, if the date of the 2024 Annual Meeting is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2024 Annual Meeting. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Amylyx Pharmaceuticals, Inc., 43 Thorndike St, Cambridge, MA 02141, Attention: Corporate Secretary. We also encourage you to submit any such proposals via email to investors@amylyx.com.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the 10th day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made. For stockholder proposals to be brought before the 2024 Annual Meeting, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 9, 2024 and no later than March 11, 2024. Stockholder proposals and the required notice should be addressed to Amylyx Pharmaceuticals, Inc., 43 Thorndike St, Cambridge, MA 02141, Attention: Corporate Secretary. In addition to the requirements set forth above, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice by the same deadline noted herein to submit a notice of nomination at an annual meeting of stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b).

For the Annual Meeting, our bylaws require that for a stockholder’s proposal to be brought before the meeting, a stockholder’s notice must be received by the corporate secretary at our principal executive offices not later than the close of business on the later of the 90th day prior to the scheduled date of such Annual Meeting or the 10th day following the day on which public announcement of the date of such Annual Meeting is first made.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC, is accessible free of charge on our website at www.amylyx.com. The Annual Report on Form 10-K contains our audited consolidated balance sheets as of December 31, 2022 and 2021. You can request a copy of our Annual Report on Form 10-K free of charge by sending a written request to Amylyx Pharmaceuticals, Inc., 43 Thorndike St, Cambridge, MA 02141, Attention: Corporate Secretary. Please include your contact information with the request.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/AMLX or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/AMLX 2023 Annual Meeting Proxy Card • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2. A 1. Election of Directors: To elect the following persons to our board of directors, each to serve as a Class II director until the 2026 Annual Meeting of Stockholders and until their successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal: + For Withhold For Withhold 01 - George Mclean Milne Jr., Ph.D. 02 - Paul Fonteyne For Against Abstain 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 03T7WB

The 2023 Annual Meeting of Stockholders of Amylyx Pharmaceuticals, Inc. will be held on Thursday, June 8, 2023 at 9:00 a.m. Eastern Time, virtually via the internet at www.meetnow.global/MXTJGFZ. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/AMLX Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/AMLX • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Amylyx Pharmaceuticals, Inc. + Notice of 2023 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 8, 2023 Joshua Cohen, Justin Klee, and James Frates (the “Proxies”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Amylyx Pharmaceuticals, Inc. to be held on June 8, 2023 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will vote such shares FOR the election of the nominees identified in the accompanying Proxy Statement, and FOR Proposal 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Non-Voting Items C Change of Address — Please print new address below. Comments — Please print your comments below. +